UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 24, 2009
Centennial Communications Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-19603 (Commission File Number)	06-1242753 (IRS Employer Identification No.)
3349 Route 138
Wall, New Jersey 07719
(Address of principal executive offices, including zip code)
(732) 556-2200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On February 24, 2009, Centennial Communications Corp. issued a press release announcing that the stockholders of the Company approved the adoption of the Agreement and Plan of Merger with AT&T Inc. at the special meeting of stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release of Centennial Communications Corp. dated February 24, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL COMMUNICATIONS CORP.
Date: February 24, 2009	By:	/s/ Tony L. Wolk
Tony L. Wolk
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Centennial Communications Corp. dated February 24, 2009